UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2026, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of (i) $750 million principal amount of EPO’s 5.20% senior notes due 2032 (the “Senior Notes OOO”) and (ii) $750 million principal amount of EPO’s 5.65% senior notes due 2037 (the “Senior Notes PPP” and, together with the Senior Notes OOO, the “Notes”). Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and, together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-283172 and 333-283172-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated November 5, 2026, relating to the Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on November 9, 2026, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 12, 2024, the “Prospectus”).

The Securities were issued under (a) the Indenture, dated as of October 4, 2004 (the “Original Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), as amended and supplemented by (i) the Tenth Supplemental Indenture, dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), providing for EPO as the successor issuer, and (ii) the Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among EPO, as issuer, the Partnership, as parent guarantor, the Original Trustee and U.S. Bank National Association, as separate trustee for the notes issued thereunder and debt securities subsequently issued under the Original Indenture (and as predecessor-in-interest to the Series Trustee (as defined below)), and (b) the Forty-First Supplemental Indenture, dated as of November 12, 2026 (the “Forty-First Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Thirty-Sixth Supplemental Indenture, the “Supplemental Indentures”) among EPO, as issuer, the Partnership, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Series Trustee”).

Interest will accrue at a rate of 5.20% per annum for the Senior Notes OOO and 5.65% per annum for the Senior Notes PPP, in each case, from November 12, 2026. Interest on the Senior Notes OOO is payable on February 15 and August 15 of each year, commencing February 15, 2027, and interest on the Senior Notes PPP is payable on February 15 and August 15 of each year, commencing February 15, 2027. The Senior Notes OOO mature on February 15, 2032; and the Senior Notes PPP mature on February 15, 2037. The Notes also provide that at any time prior to (i) January 15, 2032, in the case of the Senior Notes OOO (such date, the “Senior Notes OOO Par Call Date”), and (ii) November 15, 2036, in the case of the Senior Notes PPP (such date, the “Senior Notes PPP Par Call Date”), EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. The make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on (i) the Senior Notes OOO Par Call Date, in the case of the Senior Notes OOO, or (ii) the Senior Notes PPP Par Call Date, in the case of the Senior Notes PPP. At any time on or after the Senior Notes OOO Par Call Date (in the case of the Senior Notes OOO) or the Senior Notes PPP Par Call Date (in the case of the Senior Notes PPP), EPO may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities, the Original Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are filed as Exhibit 99.1 and incorporated herein by reference. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; the Thirty-Sixth Supplemental Indenture, which is filed as Exhibit 4.3 hereto; and the Forty-First Supplemental Indenture, which is filed as Exhibit 4.4 hereto, each of which is incorporated by reference herein.

Item 8.01	Other Events.

On November 5, 2026, the Partnership, EPOGP and EPO entered into an underwriting agreement (the “Underwriting Agreement”) with MUFG Securities Americas Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC, SG Americas Securities, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of the Securities.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to customary conditions. The Underwriters are obligated to purchase all of the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use the net proceeds from the Offering for (i) general company purposes, including for growth capital investments and acquisitions, if any, and (ii) the repayment of debt (including repayment of all or a portion of EPO’s $1.0 billion principal amount of 4.60% Senior Notes HHH due 2027 (“Senior Notes HHH”) at their maturity in January 2027, EPO’s $575.0 million principal amount of 3.95% Senior Notes SS due 2027 (“Senior Notes SS”) at their maturity in February 2027 and amounts outstanding under EPO’s commercial paper program). Certain of the Underwriters or their affiliates may hold EPO’s commercial paper notes, Senior Notes HHH and/or Senior Notes SS to be repaid with proceeds from the Offering and, accordingly, may receive a substantial portion of the net proceeds from the Offering. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

On November 5, 2026, the Partnership issued a press release relating to the Offering, as contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.2.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 5, 2026, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and MUFG Securities Americas Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC, SG Americas Securities, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, Wells Fargo Bank, National Association, as Original Trustee, and U.S. Bank National Association, as Series Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed September 15, 2021).

4.4	Forty-First Supplemental Indenture, dated as of November 12, 2026, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and U.S. Bank Trust Company, National Association, as Series Trustee.

4.5	Forms of Notes (included in Exhibit 4.4 above).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated November 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: November 12, 2026	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President and Chief Financial Officer of the General Partner

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